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                                EXHIBIT (7)(F)
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                              FORM OF APPLICATION
                     FOR THE ENDEAVOR ML VARIABLE ANNUITY
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[LOGO] PFL Life Insurance Company                     APPLICATION FOR
       4333 EDGEWOOD ROAD NE                          VARIABLE ANNUITY POLICY
       CEDAR RAPIDS, IOWA  52499

1. DESIGNATED ANNUITANT
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NAME:
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ADDRESS:
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CITY, STATE:
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ZIP:                   TELEPHONE: (    )        -
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DATE OF BIRTH:             AGE:      SEX: [_] FEMALE  [_] MALE
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SS#:                        CITIZENSHIP:  [_] U.S.  [_] OTHER
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2. POLICY OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.
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NAME:
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ADDRESS:
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CITY, STATE:
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ZIP:                   TELEPHONE:  (    )        -
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DATE OF BIRTH:             AGE:      SEX: [_] FEMALE  [_] MALE
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SS#:                        CITIZENSHIP:  [_] U.S.  [_] OTHER
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3. [_] JOINT POLICY OWNER  [_] SUCCESSOR POLICY OWNER

In the event the owner is a trust, please provide verification of trustees.
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NAME:
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ADDRESS:
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CITY, STATE:
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ZIP:                   TELEPHONE:  (    )        -
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DATE OF BIRTH:             AGE:      SEX: [_] FEMALE  [_] MALE
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SS#:                        CITIZENSHIP:  [_] U.S.  [_] OTHER
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4. BENEFICIARY DESIGNATION (INCLUDE RELATIONSHIP TO ANNUITANT)
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PRIMARY:  _________________________  /  __________________
                                           Relationship
PRIMARY:  _________________________  /  __________________
                                           Relationship
CONTINGENT:  _____________________  /  ___________________
                                           Relationship
CONTINGENT:  _____________________  /  ___________________
                                           Relationship
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5. TYPE OF ANNUITY
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   [_] NON-QUALIFIED          [_] IRA (Also complete Box 6)
   [_] HR - 10  [_] 403 (b)   [_] SEP (Also complete Box 6)
   [_] OTHER _______________  [_] ROTH IRA (Also complete Box 6)
   [_] ROTH CONVERSION IRA (Also complete Box 6)
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6. IRA/SEP/ROTH IRA INFORMATION
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$ __________ CONTRIBUTION FOR TAX YEAR _______________
$ __________ TRUSTEE TO TRUSTEE TRANSFER
$ __________ ROLLOVER FROM: (Check one)
         [_] 403(b)  [_] Pension  [_] HR-10  [_] IRA  [_] Other:
FOR ROTH IRA ROLLOVERS

___/___/___    Date first Established or date of Conversion
$ ___________  Portion Previously Taxed in Conversion or
               Original Contribution
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7. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?
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 [_] NO   [_] YES - Please state Policy No. and Company

Name:  _________________________________________________
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8. FAMILY INCOME PROTECTOR RIDER
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 [_] I wish to select the Family Income Protector.
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9. MINIMUM DEATH BENEFIT OPTION (SELECT ONLY ONE)
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   This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option C below).

 [_] OPTION A: 5% Annually Compounding Death Benefit: (Only available if owner(s) and the annuitant are under age 75 at time of purchase.) Annual Mortality and Expense (M&E) Risk Fee and Admin. Charge 1.40%

 [_] OPTION B: Double Enhanced Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.) Annual M & E Risk Fee and Admin. Charge 1.40%

 [_]  OPTION C: Return of Premium Death Benefit: Annual M & E Risk Fee and
     Admin. Charge 1.25%
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10. PURCHASE PAYMENT (MAKE CHECK PAYABLE TO PFL LIFE INSURANCE COMPANY)
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  INITIAL PREMIUM AMOUNT $  _____________________________
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11. ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)
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BASIC VALUE FOCUS FUND                                  __________.0%

DEVELOPING CAPITAL MARKETS FOCUS FUNDS                  __________.0%

HIGH CURRENT INCOME FUNDS                               __________.0%
ADVISED BY MERRILL LYNCH ASSET MANAGEMENT, L.P.
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DREYFUS SMALL CAP VALUE PORTFOLIO                       __________.0%

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO            __________.0%
ADVISED BY THE DREYFUS CORPORATION
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THE DOW/SM/ TARGET 10 SUBACCOUNT                        __________.0%

THE DOW/SM/ TARGET 5 SUBACCOUNT                         __________.0%
ADVISED BY FIRST TRUST ADVISORS L.P.
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ENDEAVOR ENHANCED INDEX PORTFOLIO                       __________.0%
ADVISED BY JP MORGAN INVESTMENT MANAGEMENT, INC.
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ENDEAVOR HIGH YIELD PORTFOLIO                           __________.0%
ADVISED BY MFS INVESTMENT MANAGEMENT
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ENDEAVOR SELECT 50 PORTFOLIO                            __________.0%
ADVISED BY MONTGOMERY ASSET MANAGEMENT LLC
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ENDEAVOR ASSET ALLOCATION PORTFOLIO                     __________.0%

ENDEAVOR MONEY MARKET PORTFOLIO                         __________.0%
ADVISED BY MORGAN STANLEY ASSET MANAGEMENT, INC.
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ENDEAVOR OPPORTUNITY VALUE  PORTFOLIO                   __________.0%

ENDEAVOR VALUE EQUITY PORTFOLIO                         __________.0%
ADVISED BY OPCAP ADVISORS
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T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO             __________.0%
ADVISED BY ROWE PRICE-FLEMING INTERNATIONAL, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO                   __________.0%

T. ROWE PRICE GROWTH STOCK PORTFOLIO                    __________.0%
ADVISED BY T. ROWE PRICE ASSOCIATES, INC.
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WRL GROWTH PORTFOLIO                                    __________.0%
ADVISED BY JANUS CAPITAL CORPORATION
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PFL LIFE INSURANCE COMPANY - FIXED ACCOUNT OPTIONS
  Dollar Cost Averaging (DCA) Fixed Account:            __________.0%
  (You must complete Box 12 to initiate DCA via the telephone).
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  Guaranteed Periods (with Excess Interest Adjustment):

1 YEAR  ________.0%    3 YEARS ________.0%     5 YEARS  __________.0%
7 YEARS ___________.0%
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Additional: _________________________________           __________.0%

 ____________________________________________           __________.0%
            INVESTMENT ALLOCATIONS MUST TOTAL 100%
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               YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE

VA-APP R798                                        (CONTINUED ON THE BACK PAGE)

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APPLICATION FOR VARIABLE ANNUITY POLICY

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12. TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION
    BY CHECKING ONE OF THE FOLLOWING BOXES, I AUTHORIZE THE COMPANY TO ACCEPT TELEPHONE TRANSFERS/REALLOCATION INSTRUCTIONS FROM:
    ONLY MYSELF  [_]                MYSELF & MY ACCOUNT EXECUTIVE  [_]
    Acct. Exec. Name: ___________________________
    To change the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my account executive (if indicated above), I agree to the established conditions and requirements stated in the prospectus.
    I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect when proper identification is provided.
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13. If the annuitant is not the owner. You, the owner, may elect the following regarding payment of the death benefit. IF THIS ELECTION IS NOT MADE, THE OWNER WILL BECOME THE ANNUITANT AND THE DEATH BENEFIT WILL NOT BE PAYABLE UNTIL THE DEATH OF THE OWNER.

    [_] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary. (Policy Owner Initials required for this option)

                                     __________________________________
                                          Policy Owner(s) Initials
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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be not liability on the part of the Company and any purchase payments submitted shall be returned.

     I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     Receipt of a current prospectus of the PFL Endeavor Variable Annuity Account, Endeavor Series Trust , and WRL Series Fund, Inc. is hereby acknowledged.

     [_] Please check if you wish to receive the Statement of Additional Information.

     I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

Unless we have been notified of a community or partial property interest in this policy, we will rely on our good faith belief that no such interest exists and will assume no repsonsibility for inquiry.

WHEN FUNDS ARE ALLOCATED TO THE GUARANTEED PERIODS OF THE FIXED ACCOUNT, CASH VALUES UNDER THE POLICY MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXCESS INTEREST ADJUSTMENT PRIOR TO THE END OF ANY GUARANTEED PERIOD.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.
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14. BE SURE TO COMPLETE THIS SECTION

Signed at ________________________________________  this ________ day of ____________________, 19_______
          (City, State)

________________________________          ___________________________________________   ___________________________________________
        Annuitant Signature                   Owner Signature (if different from                 Joint Owner (successor owner
                                                          Annuitant)                                          signature)
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15A. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

__________________________            (____)____-_______       ____________________________________             _____/_____/_____
Agent Name (Please Print)              Agent Telephone         Licensed Agent Signature                                Date

_________________________________________________________________________________       ____________________________________________
Branch Address                                                                          Broker/Dealer Client Account No.

____________________________________________       _________________________      __________________________________________________
Agent Firm                                         PFL Life Agent No.               (If Applicable) Florida Agent License I.D. No.

15b.  [_] OPTION A        [_]  OPTION B         [_] OPTION C      [_] OPTION D
      Your firm may limit the above options. If no option is selected, the default option preselected by your firm will be applied to this policy and may not be changed.
15c. DO YOU HAVE REASON TO BELIEVE THE POLICY APPLIED FOR IS TO REPLACE ANY EXISTING ANNUITY OR INSURANCE OWNED BY APPLICANT?
      [_] No  [_] Yes, Company Name  ________________________________________
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PLEASE MAKE CHECK PAYABLE TO PFL LIFE INSURANCE COMPANY  (Use following address for mail, Fed. Express, etc.)
SEND CHECK WITH APPLICATION TO PFL Life Insurance Company, Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001


VA-APP R798 B
                         PLEASE FILL OUT THE FRONT PAGE